Derivative liability	6 Months Ended
Jun. 30, 2019
Derivative Liability [Abstract]
Derivative liability

9.             Derivative liability

The exercise price of certain warrants is denominated in US dollars; however, the functional currency of the Company is the Canadian dollar. Consequently, the value of the proceeds on exercise is not fixed and will vary based on foreign exchange rate movements. The warrants when issued other than as compensation for goods and services are therefore a derivative for accounting purposes and are required to be recognized as a derivate liability and measured at fair value at each reporting period. Any changes in fair value from period to period are recorded as non-cash gain or loss in the consolidated statements of comprehensive loss. Upon exercise, the holders will pay the Company the respective exercise price for each warrant exercised in exchange for one common share of the Company and the fair value at the date of exercise and the associated non-cash liability will be reclassified to share capital. The non-cash liability associated with any warrants that expire unexercised will be recorded as a gain in the consolidated statements of comprehensive loss. There are no circumstances in which the Company would be required to pay any cash upon exercise or expiry of the warrants.

During the six months ended June 30, 2019, warrants for 646,300 shares at USD $4.25 were exercised.

A reconciliation of the changes in fair values of the derivative liability is below:

	June 30, 2019	December 31, 2018
Balance, beginning	$4,752,875	$3,655,690
Warrants issued	-	8,935,289
Warrants exercised	(607,133)	(131,053)
Changes in fair value of derivative liabilities	5,520,391	(7,707,051)
Balance, ending	$9,666,133	$4,752,875